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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      June 17, 2002
                                                 ------------------

                           Commercial Bancshares, Inc.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Ohio                      0-27894                     34-1787239
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     Of Incorporation)             File Number)              Identification No.)


        118 South Sandusky Avenue, Upper Sandusky, Ohio                 43351
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code         (419) 294-5781
                                                   ----------------------


         (Former Name or Former Address, if Changed Since Last Report)









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ITEM 5 - Other Events

     Management of Commercial Bancshares, Inc. (the "Company") received the resignation of Loren H. Dillon from the Company's Board of Directors and from the Board of Directors of Commercial Savings Bank, a wholly owned subsidiary of the Company, on June 17, 2002. The resignation was effective immediately. Mr. Dillon cited personal reasons for his decision. No replacement has been appointed at this time.

     Mr. Dillon has served on the Board of Directors of Commercial Savings Bank since 1990, and has served as a member of the Board of Directors of the Company since its inception in 1995. The Board of Directors and Management of the Company express their gratitude to Mr. Dillon for his twelve years of service to the Company and wish him well in his retirement.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Commercial Bancshares, Inc.
                                                --------------------------------
                                                            (Registrant)


Date    June 28, 2002                           /s/ Bruce J. Beck
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                                                Bruce J. Beck, Secretary